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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-95316 and 33-95314) of Teltrend Inc. of our report dated August 29, 1996, with respect to the financial statements of Teltrend Inc. included in the Annual Report on Form 10-K for the year ended July 27, 1996.



/s/ ERNST & YOUNG LLP


Chicago, Illinois
October 25, 1996





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